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                                                                   Exhibit 10.19

                           THIRD AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

      THIS THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "Agreement"), made as of December 22, 2003, by and among Egenera, Inc., a Delaware corporation (the "Company"), and the persons listed as Purchasers in the attached Schedule I (collectively, the "Purchasers" and individually, a "Purchaser").

      WHEREAS, certain of the Purchasers (the "Existing Purchasers") hold an aggregate of 22,739,475 shares (the "Series A Preferred Shares") of the Company's Series A Convertible Preferred Stock, $.001 par value (the "Series A Preferred Stock"), an aggregate of 30,485,521 shares (the "Series B Preferred Shares") of the Company's Series B Convertible Preferred Stock, $.001 par value (the "Series B Preferred Stock"), and an aggregate of 33,714,517 shares (the "Series C Preferred Shares") of Series C Convertible Preferred Stock, $.001 par value (the "Series C Preferred Stock"), and hold certain registration rights in connection therewith pursuant to a Second Amended and Restated Registration Rights Agreement dated as of May 16, 2002, by and among the Existing Purchasers and the Company (as previously amended, the "Prior Agreement");

      WHEREAS, certain of the Purchasers (the "Series D Purchasers") are entering into a Series D Convertible Preferred Stock Purchase Agreement (the "Series D Agreement") of even date herewith by and among the Series D Purchasers and the Company providing for the purchase of an aggregate of up to 11,100,011 shares (the "Series D Preferred Shares") of the Company's Series D Convertible Preferred Stock, $.001 par value; and

      WHEREAS, it is a condition to the obligations of the Series D Purchasers under the Series D Agreement that this Agreement be executed by the parties hereto, and the parties are willing to execute this Agreement and to be bound by the provisions hereof.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in the Series D Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to the Prior Agreement hereby agree that the Prior Agreement shall be amended and restated in its entirety by this Agreement, and the parties hereto further agree as follows:

      1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

            "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

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            "Common Stock" shall mean the Common Stock, $.001 par value, of the
Company, as constituted as of the date of this Agreement.

            "Conversion Shares" shall mean shares of Common Stock issued or issuable upon conversion of the Preferred Shares.

            "Crosslink", "TCV" and "Investor Affiliates" shall have the meanings given them in the Amended and Restated IPO Allocation Agreement described below in the definition of "Restricted Stock".

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            "Preferred Shares" shall collectively mean the Series A Preferred Shares, the Series B Preferred Shares, the Series C Preferred Shares and Series D Preferred Shares.

            "Registration Expenses" shall mean the expenses so described in
Section 8.

            "Restricted Stock" shall mean (i) the Conversion Shares, (ii) any shares of Common Stock (or shares of Common Stock issued upon conversion of any securities of the Company) purchased by Crosslink, TCV, or any Investor Affiliates in a private placement as contemplated by Section 2 of that certain Amended and Restated IPO Allocation Agreement dated as of the date hereof (the "IPO Allocation Agreement") between the Company, Crosslink Capital, Inc. and TCV ("Allocation Agreement Shares"), (iii) solely in connection with a Follow-on Offering (as defined in Section 1(j) of the IPO Allocation Agreement), shares of Common Stock purchased by Crosslink, TCV, or any Investor Affiliates pursuant to
Section 1 of the IPO Allocation Agreement, and (iv) any shares of the Company's Common Stock acquired by Crosslink, TCV, and/or any Investor Affiliates from any currently existing holder of the Company's Common Stock on or prior to February 27, 2004, but excluding for purposes of clauses (i), (ii), (iii), (iv) above, any shares of capital stock of the Company which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act.

            "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            "Selling Expenses" shall mean the expenses so described in Section
8.

      2. Restrictive Legend. Each certificate representing Preferred Shares or Conversion Shares shall, except as otherwise provided in this Section 2 or in
Section 3, be stamped or otherwise imprinted with a legend substantially in the following form:

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            "The securities represented by this certificate have not been registered under the Securities Act of 1933 or applicable state securities laws. These securities have been acquired for investment and not with a view to distribution or resale, and may not be sold, mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such securities under the Securities Act of 1933 and applicable state securities laws, or the availability of an exemption from the registration provisions of the Securities Act of 1933 and applicable state securities laws."

A certificate shall not bear such legend if in the opinion of counsel reasonably satisfactory to the Company (it being agreed that Testa, Hurwitz & Thibeault, LLP, Heller Ehrman White & McAuliffe LLP or Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP shall be satisfactory) the securities represented thereby may be publicly sold without registration under the Securities Act and any applicable state securities laws.

      3. Notice of Proposed Transfer. Prior to any proposed transfer of any Preferred Shares or Conversion Shares (other than under the circumstances described in Sections 4, 5 or 6), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company (it being agreed that Testa, Hurwitz & Thibeault, LLP, Heller Ehrman White & McAuliffe LLP, Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP or Barry Bendes, Esq. shall be satisfactory) to the effect that the proposed transfer may be effected without registration under the Securities Act and any applicable state securities laws, whereupon the holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice; provided, however, that no such opinion of counsel shall be required for a transfer to one or more partners, members or affiliates of the transferor (in the case of a transferor that is a partnership or a limited liability company, respectively) or to an affiliated corporation (in the case of a transferor that is a corporation) or to a venture capital fund under common investment management; provided, further, however, that any transferee other than a partner, member or affiliate of, or a venture capital fund under common investment management with, the transferor shall execute and deliver to the Company a representation letter in form reasonably satisfactory to the Company's counsel to the effect that the transferee is acquiring restricted stock for its own account for investment purposes and without any view to distribution thereof. Each certificate for Preferred Shares or Conversion Shares transferred as above provided shall bear the legend set forth in Section 2, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this Section 3 shall not apply to securities which are not required to bear the legend prescribed by Section 2 in accordance with the provisions of that Section.

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      4.    Required Registration. (a) At any time after the earliest of (i) six months after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, (ii) six months after the Company shall have become a reporting company under Section 12 of the Exchange Act, and (iii) June 30, 2006, the holders of Restricted Stock constituting at least 20% of the total shares of Restricted Stock then outstanding may request the Company to register under the Securities Act all or any portion of the shares of Restricted Stock held by such requesting holder or holders for sale in the manner specified in such notice, provided that the shares of Restricted Stock for which registration has been requested shall constitute at least 10% of the total shares of Restricted Stock originally issued if such holder or holders shall request the registration of less than all shares of Restricted Stock then held by such holder or holders (or any lesser percentage if the reasonably anticipated aggregate price to the public of such public offering would exceed $5,000,000). For purposes of this Section 4 and Sections 5, 6, 14(a) and 14(d), the term "Restricted Stock" shall be deemed to include the number of shares of Restricted Stock which would be issuable to a holder of Preferred Shares upon conversion of all Preferred Shares held by such holder at such time, provided, however, that the only securities which the Company shall be required to register pursuant hereto shall be shares of Common Stock, and provided, further, however, that, in any underwritten public offering contemplated by this Section 4 or Sections 5 and 6, the holders of Preferred Shares shall be entitled to sell such Preferred Shares to the underwriters for conversion and sale of the shares of Common Stock issued upon conversion thereof. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 4 within 180 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Restricted Stock shall have been entitled to join pursuant to Sections 5 or 6 and in which there shall have been effectively registered all shares of Restricted Stock as to which registration shall have been requested.

            (b) Following receipt of any notice under this Section 4, the Company shall immediately notify all holders of Restricted Stock from whom notice has not been received and shall use commercially reasonable efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, the number of shares of Restricted Stock specified in such notice (and in all notices received by the Company from other holders within 30 days after the giving of such notice by the Company). If such method of disposition shall be an underwritten public offering, the Company shall designate the managing underwriter of such offering, subject to the approval of the holders of a majority of the shares of Restricted Stock to be sold in such offering, which approval shall not be unreasonably withheld or delayed. The Company shall be obligated to register Restricted Stock pursuant to this Section 4 on four occasions only, provided, however, that such obligation shall be deemed satisfied only when a registration statement covering all shares of Restricted Stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

            (c) The Company shall be entitled to include in any registration statement referred to in this Section 4, for sale in accordance with the method of disposition specified by

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the requesting holders, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Restricted Stock to be sold. Except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby.

      5. Incidental Registration. If the Company at any time (other than pursuant to Section 4 or Section 6) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice to all holders of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of its Restricted Stock, the Company will use commercially reasonable efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder of such Restricted Stock so registered. In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced (pro rata among the requesting holders based upon the number of shares of Restricted Stock owned by such holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein, provided, however, that such number of shares of Restricted Stock shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company or requesting holders of Restricted Stock, and provided, further, however, that in no event (except for in connection with the initial public offering of Common Stock) may less than one-fourth of the total number of shares of Common Stock to be included in such underwriting be made available for shares of Restricted Stock. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 5 without thereby incurring any liability to the holders of Restricted Stock.

      6. Registration on Form S-3. (a) If at any time (i) a holder or holders of Preferred Shares or Restricted Stock request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the shares of Restricted Stock held by such requesting holder or holders, the reasonably anticipated aggregate price to the public of which would exceed $1,000,000, and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its commercially reasonable efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Restricted Stock specified in such notice. Whenever the Company is required by this

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Section 6 to use commercially reasonable efforts to effect the registration of
Restricted Stock, each of the procedures and requirements of Section 4 (including but not limited to the requirement that the Company notify all holders of Restricted Stock from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration, provided, however, that the maximum number of registrations on Form S-3 which may be requested and obtained under this Section 6 shall be two
(2) per any twelve (12) month period during the five year period after the Company qualifies as a registrant entitled to use Form S-3 to register such shares and an aggregate maximum of ten (10) such registrations, provided, further, however, that the requirements contained in the first sentence of
Section 4(a) shall not apply to any registration on Form S-3 which may be requested and obtained under this Section 6 and provided, further, however, the registration rights of a holder or holders of Preferred Shares or Restricted Stock under this Section 6 shall not apply if all of such Preferred Shares or Restricted Stock held by such holder or holders may be sold under Rule 144 during any ninety (90) day period, it being understood that the registration rights of such holder or holders under this Section 6 shall, subject to any other limitations described in this Section 6, apply once again at such time as all of such Preferred Shares or Restricted Stock held by such holder or holders may no longer be sold under Rule 144 during any ninety (90) day period.

            (b) At any time after the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares then, in the event that Form S-3 or any successor thereto is unavailable for any registration of the Restricted Stock hereunder, the Company (i) shall register the sale of the Restricted Stock on another appropriate form and (ii) undertake to register the Restricted Stock on Form S-3 or any successor thereto as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Restricted Stock has been declared effective by the Commission.

      7. Registration Procedures. If and whenever the Company is required by the provisions of Sections 4, 5 or 6 to use commercially reasonable efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

            (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use commercially reasonable efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

            (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

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            (c) furnish to each seller of Restricted Stock and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus and amendment thereto) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

            (d) use commercially reasonable efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

            (e) use commercially reasonable efforts to list the Restricted Stock covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

            (f) immediately notify each seller of Restricted Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and each Purchaser hereby covenants and agrees, upon receipt of such notification, to discontinue disposition of Restricted Shares pursuant to such registration statement until the time of effectiveness of an amendment thereto or a supplement to such prospectus included therein as may be necessary so that, as thereafter delivered to the purchasers of such Restricted Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

            (g) if the offering is underwritten and at the request of any seller of Restricted Stock, use commercially reasonable efforts to furnish on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel

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and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and

            (h) make available for inspection by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

      For purposes of Section 7(a) and 7(b) and of Section 4(c), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby and 120 days after the effective date thereof.

      In connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws and to make the registration statement correct, accurate and complete in all material respects with respect to such sellers' participating in the offering; provided, however, that this requirement shall not be deemed to limit any disclosure obligation arising out of any seller's relationship to the Company if one of such seller's agents or affiliates is an officer, director or control person of the Company. In addition, in connection with any underwritten registration, the sellers shall, if requested by the Company, execute such other underwriting related agreements, which are reasonably satisfactory to them and which shall contain such provisions as may be customary and reasonable in order to accomplish the registration of the Restricted Stock.

      In connection with each registration pursuant to Sections 4, 5 or 6 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

      8. Expenses. All expenses incurred by the Company in complying with Sections 4, 5 and 6, including, without limitation, all registration and filing fees, printing expenses, fees and

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disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees for one counsel of the holders of Restricted Stock) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fees and disbursements of one counsel for the sellers of Restricted Stock, but excluding any Selling Expenses, are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are called "Selling Expenses".

      The Company will pay all Registration Expenses in connection with each registration statement under Sections 4, 5 or 6. All Selling Expenses in connection with each registration statement under Sections 4, 5 or 6 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

      9. Indemnification and Contribution. (a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

            (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus or preliminary amendment or supplement thereof, and provided, further, however, that the liability of each seller hereunder shall be limited to the net proceeds received by such seller from the sale of Restricted Stock covered by such registration statement.

            (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 9 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

            (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Restricted Stock exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this
Section 9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 9; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Restricted Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the net proceeds received by such holder from the sale of all such Restricted Stock offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

      10. Changes in Common Stock or Preferred Stock. If, and as often as, there is any change in the Common Stock or the Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or the Preferred Stock as so changed.

      11. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

            (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

            (b) use commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

            (c) furnish to each holder of Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock without registration.

      12. Representations and Warranties of the Company. The Company represents and warrants to each Purchaser as follows:

            (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Charter or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

            (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

      13. Additional Purchasers. Persons or entities that, after the date hereof, purchase shares of Series D Preferred Stock pursuant to the Series D Agreement of even date hereof and become "Purchasers" thereunder may (without the need for approval by any other party to this Agreement) become parties to this Agreement at the option of the Company by executing and delivering a counterpart signature page hereto, whereupon they shall be deemed "Purchasers" for all purposes of this Agreement.

      14.   Miscellaneous.

            (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Preferred Shares or Restricted Stock), whether so expressed or not, provided, however, that registration rights conferred herein on the holders of Preferred Shares or Restricted Stock shall only inure to the benefit of a transferee of Preferred Shares or Restricted Stock if (i) there is transferred to such transferee at least 10% of the total shares of Restricted Stock originally issued to the direct or indirect transferor of such transferee and such transferee is not primarily engaged in any business (other than the Company) that competes in any material way with the products or services being developed, manufactured or sold by the Company or (ii) such transferee is a partner, member, shareholder or affiliate of, or a venture capital fund under common investment management with, a party hereto and provided, further, that such transferee becomes a party to this Agreement by executing and delivering to the Company an Instrument of Accession in the form of Schedule II hereto.

            (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested by commercial overnight courier or sent by fax, addressed as follows:

            if to the Company or any other party hereto, at the address of such party set forth in the Company's records or such address as may have been furnished to the Company in writing by such party, provided that if such party is Crosslink Capital, Inc. or Crosslink Ventures IV, L.P., Offshore Crosslink Omega Ventures IV (a Cayman Islands Unit Trust), Crosslink Omega Ventures IV GmbH & Co. KG, Omega Bayview IV, L.L.C., Crosslink Crossover Fund III, L.P., Crosslink Crossover Fund IV, L.P., or Offshore Crosslink Crossover Fund III, Unit Trust, a copy shall also be sent to Sarah A. O'Dowd, Esq., Heller Ehrman White & McAuliffe LLP, 275 Middlefield Road, Menlo Park, California 94025;

            if to any subsequent holder of Preferred Shares or Restricted Stock, to it at such address as may have been furnished to the Company in writing by such holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Preferred Shares or Restricted Stock) or to the holders of Preferred Shares or Restricted Stock (in the case of the Company) in accordance with the provisions of this paragraph.

            (c) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the non-exclusive jurisdiction of the courts of the Commonwealth of Massachusetts and of the United States of America, located in the Commonwealth of Massachusetts, for any action, proceeding or investigation in any court or before any governmental authority ("Litigation") arising out of or relating to this Agreement and the transactions contemplated hereby, and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in this Agreement shall be effective service of process for any Litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the Commonwealth of Massachusetts or the United States of America, located in the Commonwealth of Massachusetts, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum. Each of the parties irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any and all rights to trial by jury in connection with any Litigation arising out of or relating to this Agreement or the transactions contemplated hereby.

            (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders holding at least two-thirds of the then-outstanding shares of Restricted Stock.

            (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            (f) The obligations of the Company to register shares of Restricted Stock under Sections 4, 5 or 6 shall: (i) with respect to any holder of Restricted Stock, not apply at any time that all Restricted Stock held by such holder may be sold under Rule 144 during any ninety (90) day period, provided that such obligations will once again apply at such time as all of such Preferred Shares or Restricted Stock may no longer be sold under Rule 144 during any ninety (90) day period, and (ii) in any event, terminate on the tenth anniversary of the date of this Agreement.

            (g) If requested in writing by the underwriters for the initial underwritten public offering of securities of the Company, each holder of Restricted Stock shall agree not to sell publicly any shares of Restricted Stock or any other shares of Common Stock (other than shares of Restricted Stock or other shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period of not more than 180 days following the effective date of the registration statement relating to such offering; provided, however, that all persons entitled to registration rights with respect to shares of Common Stock who are not parties to this Agreement, all other persons selling shares of Common Stock in such offering, all persons (other than persons otherwise party to this Agreement) holding in excess of 1% of the then outstanding Common Stock of the Company (assuming the exercise or conversion of all exercisable or convertible securities) and all executive officers and directors of the Company shall also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this
Section 14(g).

            (h) Notwithstanding the provisions of Section 7(a), the Company's obligation to file a registration statement pursuant to Section 4 or 6 hereof, or cause such registration statement to become and remain effective, may be suspended one time for a period not to exceed 90 days in any 18-month period if there exists at the time material non-public information relating to the Company, the disclosure of which, in the reasonable opinion of the Company, would be detrimental to the Company.

            (i) Without the prior consent of the holders holding a majority of the outstanding shares of Restricted Stock held by all of the holders, the Company shall not grant to any third party any registration rights more favorable than or inconsistent with any of those contained herein, so long as any of the registration rights under this Agreement remains in effect.

            (j) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

            (k) In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Purchaser shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

      IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

                                      COMPANY:

                                           EGENERA, INC.

                                           By: /s/ Vern J. Brownell
                                                Vern J. Brownell, President

                                      PURCHASERS:

                                           TCV IV, L.P.
                                           a Delaware limited partnership
                                           By: Technology Crossover Management
                                           IV, L.L.C.
                                           Its:  General Partner

                                           By: /s/ Robert Bensky
                                               ---------------------------------
                                               Name: Robert Bensky
                                                   Attorney-in-Fact

                                           TCV IV STRATEGIC PARTNERS, L.P.
                                           a Delaware limited partnership
                                           By: Technology Crossover Management
                                           IV, L.L.C.
                                           Its: General Partner

                                           By: /s/ Robert Bensky
                                               ---------------------------------
                                               Name: Robert Bensky
                                                     Attorney-in-Fact

                                           Kodiak Venture Partners

                                           By: Kodiak Ventures Management,
                                              L.P., its General Partner
                                           By: Kodiak Ventures Management
                                               Company, Inc.,
                                               its General Partner

                                           By: /s/ Louis J. Volpe
                                               ---------------------------------
                                               Name:
                                               Title:

   SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                           Austin Ventures VII, L.P.

                                           By: /s/ Basil Horganic
                                               ---------------------------------
                                               Name: Basil Horganic
                                               Title: Partner

                                               Austin Ventures VIII, L.P.

                                           By: /s/ Basil Horganic
                                               ---------------------------------
                                               Name: Basil Horganic
                                               Title: Partner

                                           Spectrum Equity Investors IV, L.P.
                                           By: Spectrum Equity Associates
                                               IV, L.P., its General Partner

                                           By: /s/ illegible
                                               ---------------------------------
                                               Name:
                                               Title:

                                           Spectrum Equity Investors Parallel
                                           IV, L.P.
                                           By: Spectrum Equity Associates
                                               IV, L.P., its General Partner

                                           By: /s/ illegible
                                               ---------------------------------
                                               Name:
                                               Title:

                                           Spectrum IV Investment Managers'
                                           Fund, L.P.

                                           By: /s/ illegible
                                               ---------------------------------
                                               Name:
                                               Title:

   SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                         YANKEETEK INCUBATOR FUND, L.P.
                         By: YankeeTek Partners, L.P., its General Partner
                         By: YTI, LLC, its General Partner

                         By:   /s/ Howard Anderson
                             ------------------------------------------------
                             Name: Howard Anderson
                             Managing Member

                         YANKEETEK AFFILIATE FUND, L.P.
                         By: YankeeTek Partners, L.P., its General Partner
                         By: YTI, LLC, its General Partner

                         By:   /s/ Howard Anderson
                             ------------------------------------------------
                             Name: Howard Anderson
                             Managing Member

                         YANKEETEK INVESTMENT PARTNERS, L.L.C.

                         By:   /s/ Howard Anderson
                             ------------------------------------------------
                             Name: Howard Anderson
                             Managing Member

   SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                         Credit Suisse First Boston Equity Partners, L.P.
                         By: Hemisphere Private Equity Partners Ltd., its
                             General Partner

                         By:   /s/ Kenneth J. Lohsen
                             ------------------------------------------------
                             Kenneth J. Lohsen
                             Attorney-in-Fact

                         Credit Suisse First Boston Equity Partners
                             (Bermuda), L.P.
                         By: Hemisphere Private Equity Partners Ltd., its
                             General Partner

                         By:   /s/ Kenneth J. Lohsen
                             ------------------------------------------------
                             Kenneth J. Lohsen
                             Attorney-in-Fact

                         Credit Suisse First Boston U.S. Executive
                         Advisors, L.P.
                         By: Hemisphere Private Equity Partners Ltd., its
                             General Partner

                         By: /s/ Kenneth J. Lohsen
                             ------------------------------------------------
                             Kenneth J. Lohsen
                             Attorney-in-Fact

                         Credit Suisse First Boston Finders and
                         Screeners, L.P.
                         By: Merchant Capital Inc., its General Partner

                         By:   /s/ Kenneth J. Lohsen
                             ------------------------------------------------
                             Kenneth J. Lohsen
                             Vice President

                         EMA Private Equity Fund 2000, L.P.
                         By: Credit Suisse First Boston (Bermuda) Limited, its
                             General Partner

                         By:   /s/ Kenneth J. Lohsen
                             ------------------------------------------------
                             Kenneth J. Lohsen
                             Vice President

   SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                         EMA Partners Fund 2000, L.P.
                         By: Credit Suisse First Boston (Bermuda) Limited, its
                             General Partner

                         By:   /s/ Kenneth J. Lohsen
                             ------------------------------------------------
                             Kenneth J. Lohsen
                             Vice President

   SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                         Crosslink Ventures IV, L.P.
                         By: Crosslink Omega IV Holdings, L.L.C.,
                             its General Partner

                         By:   /s/ Michael J. Stark
                             ------------------------------------------------
                             Michael J. Stark, Managing Member

                         Offshore Crosslink Omega Ventures IV
                         (a Cayman Islands Unit Trust)
                         By: Crosslink Omega IV Holdings, L.L.C.,
                             Authorized Signatory

                         By:   /s/ Michael J. Stark
                             ------------------------------------------------
                             Michael J. Stark, Managing Member

                         Crosslink Omega Ventures IV GmbH & Co. KG
                         By: Crosslink Verwaltungs GmbH,
                             General Partner

                         By:   /s/ Michael J. Stark
                             ------------------------------------------------
                             Michael J. Stark, Managing Director

                         Omega Bayview IV, L.L.C.

                         By:   /s/ Michael J. Stark
                             ------------------------------------------------
                             Michael J. Stark, Authorized Signatory

                         Crosslink Crossover Fund III, L.P.
                         By: Crossover Fund III Management, L.L.C.,
                             Its General Partner

                         By:   /s/ Michael J. Stark
                             ------------------------------------------------
                             Michael J. Stark, Managing Member

                         Crosslink Crossover Fund IV, L.P.
                         By: Crossover Fund IV Management, L.L.C.,
                             Its General Partner

                         By:   /s/ Michael J. Stark
                             ------------------------------------------------
                             Michael J. Stark, Managing Member

   SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                         Offshore Crosslink Crossover Fund III, Unit Trust
                         By: Crossover Fund III Management, L.L.C.,
                             Authorized Signatory

                         By:   /s/ Michael J. Stark
                             ------------------------------------------------
                             Michael J. Stark, Managing Member

                         /s/ illegible
                         --------------------------------------------
                         Robin Neustein

                         ZOLOT CAPITAL PARTNERS LLC

                         By:   /s/ illegible
                             ------------------------------------------------
                         Kenneth Zolot, its Manager

   SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                         THE GOLDMAN SACHS GROUP, INC.

                         By:   /s/ John E. Bowman
                             ------------------------------------------------
                             Name: John E. Bowman
                             Title: Attorney-in-Fact

                         STONE STREET FUND 2000, L.P.
                         By: Stone Street 2000, L.L.C., its General Partner

                         By:   /s/ John E. Bowman
                             ------------------------------------------------
                             Name: John E. Bowman
                             Title: Vice President

                         GOLDMAN SACHS DIRECT INVESTMENT FUND 2000, L.P.
                         By: GS Employee Funds 2000 GP, L.L.C.
                             Its General Partner

                         By:   /s/ John E. Bowman
                             ------------------------------------------------
                             Name: John E. Bowman
                             Title: Vice President

                         GS PEP Technology Fund 2000, L.P.
                         By: GS PEP Tech 2000 Advisors, L.L.C., its
                             General Partner
                         By: GSAM Gen - Par, L.L.C., its Managing Member

                         By:   /s/ J. Barbetta
                             ------------------------------------------------
                             Name: Jennifer Barbetta
                             Title: Authorized Signatory

                         GS PEP Technology Fund 2000 Offshore Holdings, L.P.
                         By: GS PEP Tech 2000 Offshore Holdings
                             Advisors, Inc., its General Partner

                         By:   /s/ J. Barbetta
                             ------------------------------------------------
                             Name: Jennifer Barbetta
                             Title: Authorized Signatory

   SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                         Stone Street PEP Technology Fund 2000, L.P.
                         By: Stone Street PEP Technology 2000, L.L.C.,
                             its General Partner

                         By:   /s/ J. Barbetta
                             ------------------------------------------------
                             Name: Jennifer Barbetta
                             Title: Authorized Signatory

                         GS Private Equity Partners 1999 - Direct Investment Fund, L.P.
                         By: GS PEP 1999 Direct Investment Advisors, L.L.C.,
                             its General Partner
                         By: GSAM Gen-Par, L.L.C., its Managing Member

                         By:   /s/ J. Barbetta
                             ------------------------------------------------
                             Name: Jennifer Barbetta
                             Title: Authorized Signatory

   SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                         LEHMAN BROTHERS VENTURE CAPITAL PARTNERS II, L.P.
                         By: Lehman Brothers Venture Associates II LLC, its
                             General Partner

                         By:   /s/ illegible
                             ------------------------------------------------
                             Name: illegible
                             Title:

                         LEHMAN BROTHERS P.A. LLC

                         By:   /s/ illegible
                             ------------------------------------------------
                             Name: illegible
                             Title:

                         LEHMAN BROTHERS PARTNERSHIP ACCOUNT 2000/2001, L.P.
                         By: Lehman Brothers Partnership GP 2000/2001, L.P., its
                             General Partner
                         By: LB I Group Inc., its General Partner

                         By:   /s/ illegible
                             ------------------------------------------------
                             Name: illegible
                             Title:

                         LEHMAN BROTHERS OFFSHORE PARTNERSHIP ACCOUNT
                         2000/2001, L.P.
                         By: Lehman Brothers Offshore Partnership GP 2000/2001,
                             L.P., its General Partner
                         By: Lehman Brothers Offshore Partners Ltd., its General
                             Partner

                         By:   /s/ illegible
                             ------------------------------------------------
                             Name: illegible
                             Title:

                         LEHMAN BROTHERS VC PARTNERS 2002, L.P.

                         By:   /s/ illegible
                             ------------------------------------------------
                             Name: illegible
                             Title:

   SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                   SCHEDULE I

                                   Purchasers

Austin Ventures VII, L.P.

Austin Ventures VIII, L.P.

Credit Suisse First Boston Equity Partners (Bermuda), L.P.

Credit Suisse First Boston Equity Partners, L.P.

Credit Suisse First Boston Finders and Screeners, L.P.

Credit Suisse First Boston U.S. Executive Advisors, L.P.

CROSSLINK CROSSOVER FUND III, L.P.

CROSSLINK CROSSOVER FUND IV, L.P.

CROSSLINK OMEGA VENTURES IV GmbH & Co. KG

CROSSLINK VENTURES IV, L.P.

EMA Partners Fund 2000, L.P.

EMA Private Equity Fund 2000, L.P.

Frank Fanzilli

Goldman Sachs Direct Investment Fund 2000, L.P.

GS PEP Technology Fund 2000 Offshore Holdings, L.P.

GS PEP Technology Fund 2000, L.P.

GS Private Equity Partners 1999 - Direct Investment Fund, L.P.

Harry Copperman

Jacob Goldfield

James I. and Clemmie Cash, Trustees of the James I. and Clemmie Cash Jr., PhD, PSRP

Kenneth Zolot

Kodiak Venture Partners

Lehman Brothers Offshore Partnership Account 2000/2001, L.P

Lehman Brothers P.A. LLC

Lehman Brothers Partnership Account 2000/2001, L.P.

Lehman Brothers VC Partners 2002, L.P.

Lehman Brothers Venture Capital Partners II, L.P.

   SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

Mizuho Capital Company

OFFSHORE CROSSLINK CROSSOVER FUND III, Unit Trust

OFFSHORE CROSSLINK OMEGA VENTURES IV (a Cayman Islands Unit Trust)

OMEGA BAYVIEW IV, L.L.C.

Robin Neustein

Spectrum Equity Investors IV, L.P.

Spectrum Equity Investors Parallel IV, L.P.

Spectrum IV Investment Managers' Fund, L.P.

Stone Street Fund 2000, L.P.

Stone Street PEP Technology Fund 2000, L.P.

TCV IV, L.P.

TCV IV Strategic Partners, L.P.

The Goldman Sachs Group, Inc.

UBS Capital Americas II, LLC

Volpe Family Limited Partnership

YankeeTek Affiliate Fund, LP

YankeeTek Incubator Fund, LP

YankeeTek Investment Partners, LLC

Zolot Capital Partners LLC

                                 AMENDMENT NO. 1
                                       TO
                           THIRD AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

      THIS AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Amendment") is made as of December 22, 2003 by and among Egenera, Inc., a Delaware corporation (the "Company"), and the persons listed as Purchasers in Schedule I to the Third Amended and Restated Registration Rights Agreement, dated as of December 22, 2003 (the "Original Agreement").

                                    Recitals

      A.    The Company and the Purchasers are parties to the Original
Agreement.

      B.    The Company and the Purchasers desire to amend, in accordance with
Section 14(d) of the Original Agreement, the Original Agreement as hereinafter expressly provided.

      NOW, THEREFORE, the Company and the Purchasers agree as follows:

      1. Capitalized terms used herein without definition have the same meanings as in the Original Agreement.

      2. The definition of "Restricted Stock" set forth in Section 1 of the Original Agreement is hereby amended by deleting such definition in its entirety and substituting therefor the following definition:

                  "Restricted Stock" shall mean (i) the Conversion Shares, (ii) any shares of Common Stock (or shares of Common Stock issued upon conversion of any securities of the Company) purchased by Crosslink, TCV, or any Investor Affiliates in a private placement as contemplated by
      Section 2 of that certain Amended and Restated IPO Allocation Agreement dated as of the date hereof (the "IPO Allocation Agreement") between the Company, Crosslink Capital, Inc. and TCV ("Allocation Agreement Shares"),
      (iii) solely in connection with a Follow-on Offering (as defined in Section 1(j) of the IPO Allocation Agreement), shares of Common Stock purchased by Crosslink, TCV, or any Investor Affiliates pursuant to
      Section 1 of the IPO Allocation Agreement, and (iv) any shares of the Company's Common Stock acquired by (A) Crosslink, TCV and/or any Investor Affiliates or (B) GS PEP Technology Fund 2000, L.P., GS PEP Technology Fund 2000 Offshore Holdings, L.P., Stone Street PEP Technology Fund 2000, L.P., GS Private Equity Partners 1999 - Direct Investment Fund, L.P., YankeeTek Affiliate Fund, LP, YankeeTek Incubator Fund, LP, Zolot Capital Partners LLC and/or any of their respective affiliates, from any currently existing holder of the Company's Common Stock on or prior to February 27, 2004, but excluding for purposes of clauses (i), (ii), (iii) and (iv) above, any shares of capital stock of the Company which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act.

      3. Except as expressly amended hereby, the Original Agreement shall continue in full force and effect as heretofore in effect.

      4. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        [The remainder of this page has been intentionally left blank.]

      IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first above written.

                                 COMPANY:

                                 EGENERA, INC.

                                 By: /s/ Timothy Lindamood
                                     -------------------------------------------
                                     Name: Timothy M. Lindamood
                                     Title: Assistant Secretary and Director of
                                            Legal Affairs

                                 PURCHASERS:

                      SIGNATURE PAGE TO AMENDMENT NO. 1 TO
            THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                 TCV IV, L.P.
                                 a Delaware limited partnership
                                 By:  Technology Crossover Management IV, L.L.C.
                                 Its: General Partner

                                 By:   /s/ Robert Bensky
                                     -------------------------------------------
                                 Name: Robert Bensky
                                       Attorney-in-Fact

                                 TCV IV STRATEGIC PARTNERS, L.P.
                                 a Delaware limited partnership
                                 By:  Technology Crossover Management IV, L.L.C.
                                 Its: General Partner

                                 By:   /s/ Robert Bensky
                                     -------------------------------------------
                                 Name: Robert Bensky
                                       Attorney-in-Fact

                                 Kodiak Venture Partners
                                 By: Kodiak Ventures Management, L.P., its
                                     General Partner
                                 By: Kodiak Ventures Management Company, Inc.,
                                     its General Partner

                                 By:   /s/ Louis J. Volpe
                                     -------------------------------------------
                                 Name:
                                 Title:

   SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                 Austin Ventures VII, L.P.

                                 By:   /s/ Basil Horganic
                                     -------------------------------------------
                                     Name: Basil Horganic
                                     Title: Partner

                                 Austin Ventures VIII, L.P.

                                 By:   /s/ Basil Horganic
                                     -------------------------------------------
                                      Name: Basil Horganic
                                      Title: Partner

                                 Spectrum Equity Investors IV, L.P.
                                 By: Spectrum Equity Associates IV, L.P., its
                                     General Partner

                                 By:   /s/ illegible
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 Spectrum Equity Investors Parallel IV, L.P.
                                 By: Spectrum Equity Associates IV, L.P., its
                                     General Partner

                                 By:   /s/ illegible
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 Spectrum IV Investment Managers' Fund, L.P.

                                 By: /s/ illegible
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 YANKEETEK INCUBATOR FUND, L.P.
                                 By: YankeeTek Partners, L.P., its General
                                     Partner
                                 By: YTI, LLC, its General Partner

                                 By: /s/ John Genest
                                     -------------------------------------------
                                     Name: John Genest
                                     Managing Member

                                 YANKEETEK AFFILIATE FUND, L.P.
                                 By: YankeeTek Partners, L.P., its General
                                     Partner
                                 By: YTI, LLC, its General Partner

                                 By: /s/ John Genest
                                     -------------------------------------------
                                     Name: John Genest
                                     Managing Member

                                 YANKEETEK INVESTMENT PARTNERS, L.L.C.

                                 By: /s/ John Genest
                                     -------------------------------------------
                                     Name: John Genest
                                     Managing Member

                                 Credit Suisse First Boston Equity Partners,
                                 L.P.

                                 By: /s/ Kenneth Lohsen
                                     -------------------------------------------
                                     Name: Kenneth Lohsen
                                     Title: Authorized Signatory

                                 Credit Suisse First Boston Equity Partners
                                 (Bermuda), L.P.

                                 By: /s/ Kenneth Lohsen
                                     -------------------------------------------
                                     Name: Kenneth Lohsen
                                     Title: Authorized Signatory

                                 Credit Suisse First Boston U.S. Executive
                                 Advisors, L.P.

                                 By: /s/ Kenneth Lohsen
                                     -------------------------------------------
                                     Name: Kenneth Lohsen
                                     Title: Authorized Signatory

                                 Credit Suisse First Boston Finders and
                                 Screeners, L.P.

                                 By: /s/ Kenneth Lohsen
                                     -------------------------------------------
                                     Name: Kenneth Lohsen
                                     Title: Authorized Signatory

                                 EMA Private Equity Fund 2000, L.P.

                                 By: /s/ Kenneth Lohsen
                                     -------------------------------------------
                                     Name: Kenneth Lohsen
                                     Title: Authorized Signatory

                                 EMA Partners Fund 2000, L.P.

                                 By: /s/ Kenneth Lohsen
                                     -------------------------------------------
                                     Name: Kenneth Lohsen
                                     Title: Authorized Signatory

                                 Crosslink Ventures IV, L.P.
                                 By: Crosslink Omega IV Holdings, L.L.C.,
                                     its General Partner

                                 By: /s/ Michael J. Stark
                                     -------------------------------------------
                                     Michael J. Stark, Managing Member


                                 Offshore Crosslink Omega Ventures IV
                                  (a Cayman Islands Unit Trust)
                                 By: Crosslink Omega IV Holdings, L.L.C.,
                                     Authorized Signatory

                                 By: /s/ Michael J. Stark
                                     -------------------------------------------
                                     Michael J. Stark, Managing Member

                                 Crosslink Omega Ventures IV GmbH & Co. KG
                                 By: Crosslink Verwaltungs GmbH,
                                     General Partner

                                 By: /s/ Michael J. Stark
                                     -------------------------------------------
                                     Michael J. Stark, Managing Director

                                 Omega Bayview IV, L.L.C.

                                 By: /s/ Michael J. Stark
                                     -------------------------------------------
                                     Michael J. Stark, Authorized Signatory

                                 Crosslink Crossover Fund III, L.P.
                                 By: Crossover Fund III Management, L.L.C.,
                                     Its General Partner

                                 By: /s/ Michael J. Stark
                                     -------------------------------------------
                                     Michael J. Stark, Managing Member

                                 Crosslink Crossover Fund IV, L.P.
                                 By: Crossover Fund IV Management, L.L.C.,
                                     Its General Partner

                                 By: /s/ Michael J. Stark
                                     -------------------------------------------
                                     Michael J. Stark, Managing Member

                                 Offshore Crosslink Crossover Fund III, Unit
                                     Trust
                                 By: Crossover Fund III Management, L.L.C.,
                                     Authorized Signatory

                                 By: /s/ Michael J. Stark
                                     -------------------------------------------
                                     Michael J. Stark, Managing Member

                                 _______________________________________________
                                 Robin Neustein

                                 ZOLOT CAPITAL PARTNERS LLC

                                 By: /s/ illegible
                                     -------------------------------------------
                                 Kenneth Zolot, its Manager

                                 THE GOLDMAN SACHS GROUP, INC.

                                 By: /s/ KB Enquist
                                     -------------------------------------------
                                     Name: Katherine B. Enquist
                                     Title: Attorney-in-Fact

                                 STONE STREET FUND 2000, L.P.
                                 By: Stone Street 2000, L.L.C., its General
                                     Partner

                                 By: /s/ KB Enquist
                                     -------------------------------------------
                                     Name: Katherine B. Enquist
                                     Title: Vice President

                                 GOLDMAN SACHS DIRECT INVESTMENT FUND 2000, L.P.
                                 By: GS Employee Funds 2000 GP, L.L.C.
                                     Its General Partner

                                 By: /s/ KB Enquist
                                     -------------------------------------------
                                     Name: Katherine B. Enquist
                                     Title: Vice President

                                 GS PEP Technology Fund 2000, L.P.
                                 By: GS PEP Tech 2000 Advisors, L.L.C., its
                                     General Partner
                                 By: GSAM Gen - Par, L.L.C., its Managing Member

                                 By: /s/ illegible
                                     -------------------------------------------
                                     Name: Leonard Nero
                                     Title: Authorized Signatory

                                 GS PEP Technology Fund 2000 Offshore Holdings, L.P.
                                 By: GS PEP Tech 2000 Offshore Holdings
                                     Advisors, Inc., its General Partner

                                 By: /s/ illegible
                                     -------------------------------------------
                                     Name: Leonard Nero
                                     Title: Authorized Signatory

                                 Stone Street PEP Technology Fund 2000, L.P.
                                 By: Stone Street PEP Technology 2000, L.L.C.,
                                     its General Partner

                                 By: /s/ illegible
                                     -------------------------------------------
                                     Name: Leonard Nero
                                     Title: Authorized Signatory

                                 GS Private Equity Partners 1999 - Direct
                                 Investment Fund, L.P.
                                 By: GS PEP 1999 Direct Investment Advisors,
                                     L.L.C., its General Partner

                                 By: GSAM Gen-Par, L.L.C., its Managing Member

                                 By: /s/ illegible
                                     -------------------------------------------
                                     Name: Leonard Nero
                                     Title: Authorized Signatory

                                 LEHMAN BROTHERS VENTURE CAPITAL PARTNERS II,
                                 L.P.
                                 By: Lehman Brothers Venture Associates II LLC,
                                     its General Partner

                                 By: /s/ illegible
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 LEHMAN BROTHERS P.A. LLC

                                 By: /s/ illegible
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 LEHMAN BROTHERS PARTNERSHIP ACCOUNT 2000/2001, L.P.
                                 By: Lehman Brothers Partnership GP 2000/2001,
                                     L.P., its General Partner
                                 By: LB I Group Inc., its General Partner

                                 By: /s/ illegible
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 LEHMAN BROTHERS OFFSHORE PARTNERSHIP ACCOUNT
                                 2000/2001, L.P.
                                 By: Lehman Brothers Offshore Partnership GP
                                     2000/2001, L.P., its General Partner
                                 By: Lehman Brothers Offshore Partners Ltd.,
                                     its General Partner

                                 By: /s/ illegible
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 LEHMAN BROTHERS VC PARTNERS 2002, L.P.

                                 By: /s/ illegible
                                     -------------------------------------------
                                     Name:
                                     Title: